UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2024

BLUE OWL TECHNOLOGY INCOME CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01445	87-1346173
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement.

On October 10, 2024, Tech Income Funding II LLC (“Tech Income Funding II”), a wholly-owned subsidiary of Blue Owl Technology Income Corp. (the “Company” or “us”), entered into Amendment No. 2 (the “Second Credit Facility Amendment”) to its senior secured revolving credit facility (the “Secured Credit Facility”), dated May 31, 2023, by and among Tech Income Funding II LLC, as Borrower, the Company, as collateral manager and equityholder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Alter Domus (US) LLC, as custodian, and State Street Bank and Trust Company, as collateral agent and collateral administrator.

The Second Credit Facility Amendment amends the Secured Credit Facility to, among other things, (i) increase the financing limit under the Secured Credit Facility from $250 million to $500 million, (ii) replace Alter Domus as collateral custodian with State Street, (iii) extend the end of the Reinvestment Period from May 31, 2026 to October 10, 2027, (iv) extend the Final Maturity Date from May 31, 2028 to October 10, 2029 and (v) change the applicable margin from 3.05% to a range of 1.60% to 2.35%, depending on collateral. Additionally, under the Secured Credit Facility, the Borrower will pay certain unused fees subject to minimum utilization during the Reinvestment Period.

The description above is only a summary of the material provisions of the Second Credit Facility Amendment and is qualified in its entirety by reference to a copy of the Second Credit Facility Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Credit and Security Agreement, dated October 10, 2024, among Tech Income Funding II LLC, as Borrower, Blue Owl Technology Income Corp., as Collateral Manager and Equityholder, Citibank, N.A., as Administrative Agent and the lenders from time to time parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Blue Owl Technology Income Corp.

Dated: October 16, 2024	By:	/s/ Bryan Cole
	Name:	Bryan Cole
	Title:	Chief Financial Officer and Chief Operating Officer